UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 22, 2007

LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

9900 Clayton Road	63124
St. Louis, Missouri
(Address of principal executive offices)	(Zip Code)

(314) 997-0800
(Registrant's telephone number, including area code)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On August 22, 2007, the Board of Directors of LaBarge, Inc. (the “Company”) approved an amendment to Article I, Sections 1 and 3 of the Company’s Bylaws to permit the issuance and transfer of both certificated and uncertificated shares of its stock.  The Board approved such amendments to comply with new rules enacted by The American Stock Exchange (“AMEX”) requiring all AMEX-listed securities to be eligible to participate in a direct registration system.  A copy of the Amended and Restated Bylaws is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

            (d)           Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of LaBarge, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 24, 2007

LaBARGE, INC.

By:	/s/DONALD H. NONNENKAMP Name: Donald H. Nonnenkamp Title: Vice President, Chief Financial Officer and Secretary